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                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)  January 23, 1998
                                                       ----------------

                          Monterey Pasta Company
               (Exact name of registrant as specified in charter)

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      Delaware                       0-22534-LA                 77-0227341
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


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    1528 Moffett Street, Salinas, California                              93905
(Address of principal executive offices)                             (Zip Code)


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Registrant's telephone number, including area code  (408) 753-6262
                                                    ---------------------------


        (Former name or former address, if changed since last report)



          This Current Report, including exhibits, contains 9 pages.
                The Exhibit Index is located on page 4.

                                       1.

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ITEM 5. OTHER EVENTS.

     Monterey Pasta Company (the "Company") recently announced its earnings for the quarter and year ended December 28, 1997, the resignation of three directors and the election of one director to the Company's Board of Directors.

     Copies of the two press releases announcing the Company's quarterly earnings and the changes to the Board of Directors are attached as Exhibits
99.2 and 99.3 and are incorporated by reference.

ITEM 7. EXHIBITS.

 Exhibit No.                      Description
 -----------                      ------------
    99.2 Press Release dated January 23, 1998 announcing two new product offerings and the resignation of Timothy J. Ryan from the Board of Directors.

    99.3 Press Release dated January 30, 1998 announcing earnings for the quarter and year ended December 28, 1997, the resignation of Kenneth A. Steel and Robert F. Steel from the Board of Directors and the election of Gerald P. Melia to the Company's Board of Directors.



                                         2.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MONTEREY PASTA COMPANY

                                      By: /s/ Stephen L. Brinkman
                                          ------------------------------
                                          Stephen L. Brinkman
                                          Chief Financial Officer

January 30, 1998



                                         3.

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                                    EXHIBIT INDEX

                                                                  Sequentially
Exhibit No.                 Description                           Numbered Page
----------                  -----------                           -------------
  99.2      Press Release dated January 23, 1998 announcing two         5
            new product offerings and the resignation of Timothy J.
            Ryan from the Board of Directors.

  99.3      Press Release dated January 30, 1998 announcing             6
            earnings for the quarter and year ended December 28, 1997, the resignation of Kenneth A. Steel and Robert F.
            Steel from the Board of Directors and the election of Gerald P. Melia to the Company's Board of Directors.




                                         4.